INDEXIQ ETF TRUST
(the “Trust”)
IQ 50 Percent Hedged FTSE International ETF
(the “Fund”)
Supplement dated June 30, 2022 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated August 31, 2021, as supplemented
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus or SAI.
1.
Effective August 31, 2022, the Fund’s name will change from “IQ 50 Percent Hedged FTSE International ETF” to “IQ FTSE International Equity Currency Neutral ETF.”

2.
Effective August 31, 2022, the following disclosure will be added as the third sentence of the first paragraph of the section in the Prospectus entitled “Principal Investment Strategies”:

The Fund seeks to provide neutral exposure to currencies by hedging approximately half of the Fund’s currency exposure.
3.
Effective August 31, 2022, the following disclosure will be added following the sixth paragraph of the section entitled “Description of the Principal Investment Strategies of the Funds”:

The IQ FTSE International Equity Currency Neutral ETF has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
MEHFXI16c-06/22